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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
         Pursuant to Section 13 or 15(d) of the Securities Exchange Act


Date of Report (Date of earliest event reported)        NOVEMBER 6, 2005
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                       NEW YORK REGIONAL RAIL CORPORATION
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             (Exact name of registrant as specified in its charter)


           DELAWARE                       000-28583               13-3881577
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(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                 File Number)         Identification No.)


5266 SENECA STREET, WEST SENECA, NEW YORK                            14224
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code         716-675-6015
                                                     ---------------------------




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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         The description set forth in Item 2.01 of this Current Report on Form 8-K is hereby incorporated into this Item 1.01.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         On November 6, 2005, New York Regional Rail Corporation (the "Company") entered into and completed a Stock and Asset Purchase Agreement with GJ Railco Acquisition, LLC whereby the Company sold all of the stock of New York Cross Harbor Railroad Terminal Corp. that it owned (constituting 93.4% of the issued and outstanding stock of New York Cross Harbor Railroad Terminal Corp.) to GJ Railco Acquisition, LLC. GJ Railco Acquisition, LLC paid $50,000 for the stock, $25,000 of which was paid in cash and the remainder of which took the form of a promissory note, payable in twenty equal monthly principal installments of $1,250, together with simple interest thereon at an annual rate of 6%. GJ Railco Acquisition, LLC also assumed approximately $3,788,000 of the liabilities of New York Cross Harbor Railroad Terminal Corp. together with the contingent liabilities of New York Harbor Railroad Terminal Corp. disclosed in the Company's Annual Report on Form 10K-SB for the fiscal year ended December 31, 2004.

         In addition, pursuant to the Stock and Asset Purchase Agreement, the Company sold a barge to GJ Railco Acquisition, LLC. GJ Railco Acquisition, LLC paid $50,000 for the barge, $25,000 of which was paid in cash and the remainder of which took the form of a promissory note, payable in twenty equal monthly principal installments of $1,250, together with simple interest thereon at an annual rate of 6%.

         Also on November 6, 2005, the Company's majority-owned subsidiary, CH Partners, Inc., entered into and completed an Asset Purchase Agreement with GJ Railco Assets, LLC, whereby CH Partners, Inc. sold substantially all of its assets to GJ Railco Assets, LLC. These assets were used in connection with the railroad operations of New York Cross Harbor Railroad Terminal Corp. GJ Railco Assets, LLC paid $400,000 for these assets, $50,000 of which was paid in cash and the remainder of which took the form of a promissory note, payable in twenty equal monthly installments of $17,500, together with simple interest thereon at an annual rate of $6%.

         The Company took a collateral assignment of a security interest (obtained for the benefit of both buyer's financing sources) in all of the assets sold.

         Gordon Reger, the principal of GJ Railco Acquisition, LLC and GJ Railco Assets, LLC is also the principal of Transit Rail, LLC, which is the owner of the majority of the issued and outstanding stock of the Company.

         The combined transactions represented a sale of substantially all of the Company's assets and was approved by the Company's Board of Directors and the Company's majority stockholder. In connection with the combined transactions, the Company obtained a valuation from Shannon Pratt Valuations, which determined a value for the stock and assets to be sold to be in the range of $250,000 to $2 million, with the upper range of the valuation assuming that New York Cross Harbor Railroad Terminal Corp. did not have any outstanding liabilities and that the assets being sold were not subject to any liens, which was not the case in this transaction.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)  Pro forma financial information.

         Any financial information required to be reported will be filed in an amendment to this Current Report on Form 8-K.

(d)  Exhibits.

       Exhibit No.                         Description
     ---------------    ------------------------------------------------------

          10.1 Stock and Asset Purchase Agreement by and among GJ Railco Acquisition, LLC and New York Regional Rail Corporation dated November 6, 2005

          10.2 Asset Purchase Agreement by and among GJ Railco Assets, LLC and CH Partners Inc. dated November 6, 2005


        Upon request, New York Regional Rail Corporation will furnish supplementally a copy of any schedule or exhibit to these agreements.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          NEW YORK REGIONAL RAIL CORPORATION

Dated:  November 10, 2005                 By:  /s/  Donald B. Hutton
                                               -----------------------------
                                               Donald B. Hutton
                                               Chief Executive Officer